UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        World Income Fund, Inc.

Semi-Annual Report
June 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch World Income Fund, Inc.

Portfolio Information as of June 30, 2004

                                                                     Percent of
Quality Ratings by                                                    Long-Term
Standard & Poor's                                                    Investments
--------------------------------------------------------------------------------
AAA .....................................................               22.1%
AA ......................................................                2.7
A .......................................................                2.6
BBB .....................................................                3.1
BB ......................................................               11.5
B .......................................................               40.8
CCC .....................................................                9.0
CC ......................................................                0.6
C .......................................................                0.8
D .......................................................                1.9
NR (Not Rated) ..........................................                4.9
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United States ...........................................               30.8%
Germany .................................................                7.2
United Kingdom ..........................................                7.0
Turkey ..................................................                6.8
Brazil ..................................................                6.4
Russia ..................................................                4.7
Norway ..................................................                3.4
Canada ..................................................                3.3
Venezuela ...............................................                3.1
Mexico ..................................................                2.5
--------------------------------------------------------------------------------

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2         MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

A Letter From the President

Dear Shareholder

In a much-anticipated move, the U.S. Federal Reserve Board (the Fed) raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets.

Fixed income markets were challenged over the past six months as investors reacted to global monetary policy changes, notably in the United States. The Lehman Brothers Aggregate Bond Index returned +0.15% while the J.P. Morgan Global Government Bond Broad Index returned -1.39% for the six months ended June 30, 2004.

Indeed, the transition to higher interest rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older bonds declines because they carry the former lower rates. At the same time, fixed income securities may become a more attractive investment option as interest rates increase, thereby pressuring equity prices.

The transition to higher interest rates can cause concern among equity and fixed income investors alike. As interest rates rise, fixed income securities may become a more attractive investment option and thereby pressure equity prices. Higher interest rates also translate into increases in business costs, potentially cutting into corporate profits. For bond investors, rising interest rates means the value of older bonds declines because they carry the former lower interest rates.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the impact on global markets are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund performed in line with its benchmark and its comparable Lipper category average for the six-month period, and significantly outperformed both on a rolling 12-month basis.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2004, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of -1.01%, -1.27%, -1.45% and -1.05%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund performed in line with the unmanaged benchmark J.P. Morgan Global Government Bond Broad Index, which returned -1.39% for the same period. On a rolling 12-month basis, from June 30, 2003 to June 30, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +11.05%, +10.46%, +10.24% and +11.33%, respectively, significantly outperforming the J.P. Morgan Global Government Bond Broad Index's return of +5.56%.

The Fund also performed in line with its peer group for the reporting period. For the six months ended June 30, 2004, the Lipper Global Income Funds category had an average return of -1.08%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.) As with its performance versus its benchmark, on a rolling 12-month basis, the Fund significantly outperformed the Lipper category, which had an average return of +3.39% for the 12-month period.

The Fund's competitive relative performance over the past six months can be attributed to some strategic decisions that worked out well, and some that did not. The Fund's allocation to high yield bonds was a positive, as high yield securities performed relatively well over the past six months. The Merrill Lynch High Yield Master Index had a return of +1.36% for the six-month period ended June 30, 2004. Conversely, the Fund's above-average allocation to emerging markets debt securities was a drag on performance, as this asset class did not perform as well during the period. The J.P. Morgan Global Emerging Markets Bond Index had a return of -2.27% for the six-month period.

Our stance against the U.S. dollar, which resulted in extremely strong results in 2003, had an overall neutral impact on performance. The dollar experienced a brief rally in March of this year, which hurt the Fund because of its underweight position. Over the second half of the period, however, the dollar weakened once again, which allowed the Fund to recoup the losses.

What changes were made to the portfolio during the period?

From an overall perspective, we made no significant changes to the Fund's strategy during the period. We continued to actively consider and weight the relative attractiveness of all fixed income and currency sectors, namely high yield bonds, emerging markets debt instruments and high-grade sovereign bonds. We maintained our view that the U.S. dollar would be weak throughout the period, and consequently invested the Fund heavily in non-dollar-denominated securities.

At a tactical level, we made several transactions that we believed would benefit the Fund. From a currency perspective, we saw value in the Japanese yen, and bought that currency while selling euros, which we believed had less intrinsic value. Within the high yield portion of the portfolio, we bought several new bond issues, and sold some positions to take profits. From a sector perspective, we increased portfolio allocations to the utilities, cable and energy sectors, focusing on companies with strong capital structures and assets. Finally, from an overall portfolio perspective, we slightly reduced the duration of the Fund (a measure of the Fund's sensitivity to interest rate changes), and currently have a shorter-than-benchmark duration position. The goal was to provide the Fund with a level of protection in a rising interest rate environment.


4         MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

How would you characterize the portfolio's position at the close of the period?

At June 30, 2004, the Fund was comprised of one-third high yield bonds, one-third emerging markets bonds and one-third high-grade sovereigns (primarily AAA-rated sovereigns). We ended the year with 47% of net assets invested in non-dollar-denominated obligations. Counting the effect of foreign currency forwards (buying or selling of a currency at a fixed rate on a specified future date to lock in the desired exchange rate and eliminate the risk of future volatility), the Fund was more than 50% allocated to foreign currencies.

Within the emerging markets debt portion of the Fund, our primary concentrations are in Brazil, Turkey and Russia. Our focus in the high-grade sovereign market remains in Germany, Norway and Sweden. In the high yield sector, our primary concentrations are in the telecommunications, food and tobacco, and basic manufacturing sectors.

Looking ahead, we expect continued weakness from the U.S. dollar, which we believe is in the process of a multi-year adjustment. As such, we are maintaining the Fund's position in non-dollar obligations, but are mindful of short-term trading opportunities. In the near term, we expect to maintain our non-dollar positions until such time as we believe the dollar is more fairly valued (when foreign currencies have peaked in relation to the dollar).

Merrill Lynch World Income Fund, Inc. is an internationally diversified portfolio that has generated competitive returns through multi-currency investments in high yield bonds, emerging markets debt and high-grade sovereign fixed income securities. Going forward, we intend to continue to position the portfolio to capitalize on investment opportunities in all of these markets.

B. Daniel Evans
Vice President and Co-Portfolio Manager

Aldo Roldan
Vice President and Co-Portfolio Manager

July 12, 2004


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004            5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher that the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                         10-Year/
                                                          6-Month         12-Month    Since Inception   Standardized
As of June 30, 2004                                     Total Return    Total Return    Total Return    30-Day Yield
====================================================================================================================
ML World Income Fund, Inc. Class A Shares*                 -1.01%          +11.05%         +57.28%          5.22%
--------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*                 -1.27           +10.46          +51.70           4.92
--------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*                 -1.45           +10.24          +48.69           4.85
--------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*                 -1.05           +11.33          +63.74           5.46
--------------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Broad Index**           -1.39           + 5.56       +93.96/+88.50         --
--------------------------------------------------------------------------------------------------------------------
ML U.S. Treasury/Agency 1 - 10 Years Index***              -0.21           - 0.44       +88.38/+87.12         --
--------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency. Ten-year/since inception total returns are for 10 years and from 10/21/94.
*** This unmanaged Index is comprised of intermediate-term government bonds maturing in one to ten years. Ten-year/since inception total returns are for 10 years and from 10/21/94.


6         MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/04                               +11.05%          +6.61%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                             + 8.32           +7.44
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/04                                      + 4.78           +4.34
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/04                                +10.46%          +6.46%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                              + 7.75           +7.47
--------------------------------------------------------------------------------
Ten Years Ended 6/30/04                               + 4.26           +4.26
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/04                                +10.24%          +9.24%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                              + 7.67           +7.67
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/04                                       + 4.18           +4.18
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/04                               +11.33%          +6.87%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                             + 8.59           +7.71
--------------------------------------------------------------------------------
Ten Years Ended 6/30/04                              + 5.05           +4.63
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004            7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                             Shares                                          Value        Percent of
Latin America        Industry*                                 Held     Common Stocks                  (in U.S. dollars)  Net Assets
====================================================================================================================================
Venezuela            Government--Foreign                      3,000    +Venezuela Oil Obligations        $          0         0.0%
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Latin
                                                                        America                                     0         0.0
====================================================================================================================================

North America
====================================================================================================================================
United States        Airlines                                 1,360    +US Airways Group, Inc.
                                                                        (Class A)                               3,196         0.0
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                           1    +PTV, Inc.                                 500         0.0
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in North
                                                                        America                                 3,696         0.0
                     ===============================================================================================================
                                                                        Total Common Stocks
                                                                        (Cost--$109,297)                        3,696         0.0
                     ===============================================================================================================

North America                                                           Preferred Stocks
====================================================================================================================================
United States        Airlines                                   834     US Airways Group, Inc.
                                                                        (Convertible)                               0         0.0
                     ---------------------------------------------------------------------------------------------------------------
                     Automotive                              40,000     General Motors Corporation
                                                                        (Convertible)                       1,161,600         0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                      30,292     PTV, Inc.                             213,559         0.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Preferred Stock
                                                                        Investments (Cost--$2,106,047)     1 ,375,159         1.0
                     ===============================================================================================================

North America                                                           Warrants (d)
====================================================================================================================================
United States        Airlines                                   834     US Airways Group, Inc.                    501         0.0
                     ---------------------------------------------------------------------------------------------------------------
                     Health Care                             14,084     HealthSouth Corporation                31,689         0.0
                     ---------------------------------------------------------------------------------------------------------------
                     Wireless Communications                    225     American Tower Escrow
                                                                        Corporation                            42,750         0.0
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Warrant Investments
                                                                        (Cost--$14,639)                        74,940         0.0
                     ===============================================================================================================

                                                               Face
North America                                                Amount     Trust Preferred
====================================================================================================================================
United States        Utility                  US$         1,240,000     Citizens Utilities Trust, 5%
                                                                        due 1/15/2036                       1,229,554         0.9
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Trust Preferred
                                                                        Investments (Cost--$1,248,550)      1,229,554         0.9
                     ===============================================================================================================

Europe                                                                  Fixed Income Investments
====================================================================================================================================
Denmark              Government--Foreign      DKK         6,000,000     Kingdom of Denmark, 4%
                                                                        due 11/15/2004                        988,224         0.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Denmark                            988,224         0.7
====================================================================================================================================
France               Chemicals                (euro)      1,000,000     Rhodia SA, 9.25% due 6/01/2011      1,015,903         0.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in France                           1,015,903         0.7
                     ===============================================================================================================


8         MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Europe                                                         Face                                          Value        Percent of
(continued)          Industry*                               Amount     Fixed Income Investments       (in U.S. dollars)  Net Assets
====================================================================================================================================
Germany              Cable--International     (euro)      1,000,000     Kabel Deutschland GmbH, 10.75%
                                                                        due 7/01/2014                    $  1,245,546         0.9%
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                  2,500,000     Bundesobligation Deutschland,
                                                                        3% due 4/11/2008                    3,001,607         2.0
                                                          3,000,000     Bundesrepublic Deutschland,
                                                                        4.50% due 1/04/2013                 3,729,446         2.6
                                                          2,000,000     Bundesschatzanweisungen, 2%
                                                                        due 6/17/2005                       2,426,494         1.7
                                                                                                         ------------------------
                                                                                                            9,157,547         6.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Germany                         10,403,093         7.2
====================================================================================================================================
Greece               Government--Foreign                  1,000,000     Hellenic Republic, 6.30%
                                                                        due 1/29/2009                       1,353,221         0.9
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Greece                           1,353,221         0.9
====================================================================================================================================
Ireland              Paper                                1,000,000     JSG Funding PLC, 10.125%
                                                                        due 10/01/2012                      1,313,982         0.9
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Ireland                          1,313,982         0.9
====================================================================================================================================
Luxembourg           Chemicals                US$           250,000     BCP Caylux Holdings Luxembourg
                                                                        SCA, 9.625% due 6/15/2014 (c)         259,062         0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Wireless                             1,325,000     Millicom International
                     Communications                                     Cellular SA, 10% due 12/01/2013
                                                                        (c)                                 1,344,875         0.9
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Luxembourg                       1,603,937         1.1
====================================================================================================================================
Norway               Government--Foreign                                Norwegian Government Bonds:
                                              NOK        13,000,000          5.75% due 11/30/2004           1,903,883         1.3
                                                         18,000,000          6.50% due 5/15/2013            2,957,510         2.1
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Norway                           4,861,393         3.4
====================================================================================================================================
Poland               Government--Foreign      PLN         5,000,000     Poland Government Bonds, 5.75%
                                                                        due 6/24/2008                       1,271,958         0.9
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Poland                           1,271,958         0.9
====================================================================================================================================
Russia               Energy--Other            US$           500,000     OAO Gazprom, 9.625%
                                                                        due 3/01/2013 (c)                     514,375         0.4
                                                          1,000,000     OAO Siberian Oil Company,
                                                                        10.75% due 1/15/2009                1,028,751         0.7
                                                                        OJSC Gazprom:
                                              RUB        56,197,502          7.50% due 1/19/2007            1,842,529         1.3
                                              US$         1,000,000          9.625% due 3/01/2013           1,029,500         0.7
                                                                                                         ------------------------
                                                                                                            4,415,155         3.1
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                               Russian Federation Bonds:
                                                            500,000          8.25% due 3/31/2010              543,100         0.4
                                                            500,000          11% due 7/24/2018
                                                                             (Regulation S)++                 630,500         0.4
                                                                                                         ------------------------
                                                                                                            1,173,600         0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                   1,250,000     Mobile TeleSystem Finance SA,
                                                                        8.375% due 10/14/2010 (c)           1,178,125         0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Russia                           6,766,880         4.7
====================================================================================================================================
Spain                Government--Foreign      (euro)      1,000,000     Spanish Government Bonds,
                                                                        4.20% due 7/30/2013                 1,209,703         0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Spain                            1,209,703         0.8
====================================================================================================================================
Sweden               Government--Foreign      SEK        11,900,000     Swedish Government Bonds,
                                                                        6.50% due 5/05/2008                 1,728,853         1.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Sweden                           1,728,853         1.2
====================================================================================================================================
Turkey               Government--Foreign      US$           500,000     Export Credit Bank of Turkey
                                                                        AS, 11.50% due 2/25/2005              520,000         0.4
                                                                        Republic of Turkey:
                                                          1,200,000          9.625% due 8/25/2005           1,541,739         1.1
                                                            750,000          9.875% due 1/24/2008             996,893         0.7
                                                            300,000          11.50% due 1/23/2012             336,000         0.2
                                                          2,400,000          11.875% due 1/15/2030          2,835,000         2.0
                                              TRL 5,638,000,000,000     Turkish Government Bond,
                                                                        21.98%** due 10/27/2004             3,517,101         2.4
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Turkey                           9,746,733         6.8
                     ===============================================================================================================


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004            9

[LOGO] Merrill Lynch Investment Managers

Europe                                                         Face                                          Value        Percent of
(concluded)          Industry*                               Amount    Fixed Income Investments        (in U.S. dollars)  Net Assets
====================================================================================================================================
Ukraine              Government--Foreign                                Ukraine Government:
                                              (euro)        266,005          10% due 3/15/2007           $    346,936         0.2%
                                              US$         1,000,000          7.65% due 6/11/2013 (c)          952,500         0.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in the Ukraine                      1,299,436         0.9
====================================================================================================================================
United Kingdom       Cable--International     (pound)     1,500,000     NTL Cable PLC, 9.75%
                                                                        due 4/15/2014                       2,611,440         1.8
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                  2,000,000     United Kingdom Gilt, 8.50% due
                                                                        12/07/2005                          3,812,720         2.7
                                                          2,000,000     United Kingdom Treasury Note,
                                                                        5% due 3/07/2012                    3,601,610         2.5
                                                                                                         ------------------------
                                                                                                            7,414,330         5.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in the United Kingdom              10,025,770         7.0
                     ===============================================================================================================
                                                                        Total Fixed Income Investments
                                                                        in Europe                          53,589,086        37.2
                     ===============================================================================================================

Latin America
====================================================================================================================================
Argentina            Energy--Other            US$           500,000     Pecom Energia SA, 9%
                                                                        due 5/01/2009                         475,000         0.3
                                                            750,000     Petrobras Energia SA, 8.125%
                                                                        due 7/15/2010 (c)                     699,375         0.5
                                                                                                         ------------------------
                                                                                                            1,174,375         0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                               Republic of Argentina:
                                                            900,000          2% due 9/30/2008                 261,247         0.2
                                                          1,950,000          1.234% due 8/03/2012           1,282,043         0.9
                                                          1,060,000          12% due 6/19/2031                280,900         0.2
                                                                                                         ------------------------
                                                                                                            1,824,190         1.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Argentina                        2,998,565         2.1
====================================================================================================================================
Brazil               Broadcasting                                       Globo Comunicacoes e
                                                                        Participacoes SA:
                                                            450,000          10.50% due 12/20/2006            256,500         0.2
                                                          1,350,000         +10.50% due 12/20/2006 (c)        783,000         0.5
                                                                                                         ------------------------
                                                                                                            1,039,500         0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                               Federal Republic of Brazil:
                                              (Y)       200,000,000          4.75% due 4/10/2007            1,803,948         1.3
                                              US$           750,000          9.25% due 10/22/2010             710,625         0.5
                                              (euro)      1,750,000          9.50% due 1/24/2011            2,054,618         1.4
                                              US$           500,000          10% due 8/07/2011                485,000         0.3
                                                          1,425,000          10.125% due 5/15/2027          1,268,250         0.9
                                                            340,000          11% due 8/17/2040                320,450         0.2
                                                            557,066          'C', 8% due 4/15/2014
                                                                             (b)++                            508,322         0.4
                                                                                                         ------------------------
                                                                                                            7,151,213         5.0
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                   1,000,000     Empresa Brasileira de Telecom
                                                                        SA, 11% due 12/15/2008 (c)          1,077,500         0.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Brazil                           9,268,213         6.4
====================================================================================================================================
Colombia             Consumer Non-Durables                1,000,000     Bavaria SA, 8.875%
                                                                        due 11/01/2010 (c)                  1,030,000         0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign      (euro)        350,000     Republic of Colombia, 11.25%
                                                                        due 10/20/2005                        466,281         0.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Colombia                         1,496,281         1.0
====================================================================================================================================
Ecuador                                       US$         2,550,000     Republic of Ecuador, 7%
                                                                        due 8/15/2030 (c)                   1,746,750         1.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Ecuador                          1,746,750         1.2
====================================================================================================================================
Mexico               Energy--Other            (euro)        500,000     Pemex Project Funding Master
                                                                        Trust, 7.75% due 8/02/2007            665,508         0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                                United Mexican States:
                                              MXN         9,925,000          9% due 7/09/2009                 873,061         0.6
                                              (euro)      1,500,000          7.50% due 3/08/2010            2,028,460         1.4
                                                                                                         ------------------------
                                                                                                            2,901,521         2.0
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Mexico                           3,567,029         2.5


10        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Latin America                                                  Face                                          Value        Percent of
(concluded)          Industry*                               Amount     Fixed Income Investments       (in U.S. dollars)  Net Assets
====================================================================================================================================
Venezuela            Financial                US$           750,000     PDVSA Finance Ltd., 8.50%
                                                                        due 11/16/2012                   $    780,000         0.6%
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                                Republic of Venezuela:
                                                          1,249,950          2.75% due 12/18/2007 (b)++     1,193,702         0.8
                                              (euro)        400,000          11.125% due 7/25/2011            510,993         0.4
                                              US$         2,285,000          'W-A', 9.25% due 9/15/2027     1,930,825         1.3
                                                                                                         ------------------------
                                                                                                            3,635,520         2.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Venezuela                        4,415,520         3.1
                     ===============================================================================================================
                                                                        Total Fixed Income Investments
                                                                        in Latin America                   23,492,358        16.3
                     ===============================================================================================================

North America
====================================================================================================================================
Canada               Cable--International                   500,000    +Cable Satisfaction
                                                                        International, Inc., 12.75%
                                                                        due 3/01/2010                          95,000         0.1
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                                Canadian Government Bonds:
                                              C$          2,200,000          4.50% due 9/01/2007            1,674,264         1.1
                                                          2,000,000          5.25% due 6/01/2012            1,535,797         1.1
                                                                                                         ------------------------
                                                                                                            3,210,061         2.2
                     ---------------------------------------------------------------------------------------------------------------
                     Leisure                  US$           625,000     Intrawest Corporation, 7.50%
                                                                        due 10/15/2013                        610,938         0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Paper                                1,500,000    +Doman Industries Limited,
                                                                        8.75% due 3/15/2004                   551,250         0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Service                                250,000     Waste Services, Inc., 9.50%
                                                                        due 4/15/2014 (c)                     256,250         0.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Canada                           4,723,499         3.3
====================================================================================================================================
United States        Airlines                             1,000,000     American Airlines, Inc., 7.80%
                                                                        due 10/01/2006                        914,314         0.6
                                                            166,810     Continental Airlines, Inc.,
                                                                        6.541% due 9/15/2008                  143,779         0.1
                                                            675,000     Evergreen International
                                                                        Aviation, Inc., 12%
                                                                        due 5/15/2010                         418,500         0.3
                                                                                                         ------------------------
                                                                                                            1,476,593         1.0
                     ---------------------------------------------------------------------------------------------------------------
                     Automotive                             500,000     Advanced Accessory Holdings
                                                                        Corp., 13.25%** due 12/15/2011        253,750         0.2
                                                            525,000     Delco Remy International,
                                                                        Inc., 9.375% due 4/15/2012 (c)        510,563         0.4
                                                          1,273,277    +Federal-Mogul Corporation,
                                                                        7.375% due 1/15/2006                  343,785         0.2
                                                          1,000,000     Metaldyne Corporation, 11%
                                                                        due 6/15/2012                         850,000         0.6
                                                                                                         ------------------------
                                                                                                            1,958,098         1.4
                     ---------------------------------------------------------------------------------------------------------------
                     Broadcasting                         1,025,000     Granite Broadcasting
                                                                        Corporation, 9.75%
                                                                        due 12/01/2010 (c)                    953,250         0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Cable--U.S.                            575,000    +Adelphia Communications
                                                                        Corporation, 6% due 2/15/2006
                                                                        (Convertible)                         215,625         0.1
                     ---------------------------------------------------------------------------------------------------------------
                     Chemicals                            1,000,000     Compass Minerals
                                                                        International, Inc., 12%
                                                                        due 6/01/2013                         760,000         0.5
                                                            500,000     Omnova Solutions Inc., 11.25%
                                                                        due 6/01/2010                         545,000         0.4
                                                                        PolyOne Corporation:
                                                            625,000          10.625% due 5/15/2010            662,500         0.5
                                                            600,000          8.875% due 5/01/2012             591,000         0.4
                                                            600,000     Rockwood Specialties Group,
                                                                        Inc., 10.625% due 5/15/2011           639,000         0.4
                                                                                                         ------------------------
                                                                                                            3,197,500         2.2
                     ---------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           11

[LOGO] Merrill Lynch Investment Managers

North America                                                  Face                                          Value        Percent of
(continued)          Industry*                               Amount     Fixed Income Investments       (in U.S. dollars)  Net Assets
====================================================================================================================================
United States        Consumer Non-Durables    US$           250,000     Amscan Holdings, Inc., 8.75%
(continued)                                                             due 5/01/2014 (c)                $    245,625         0.2%
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified Media                      325,000     Dex Media, Inc., 8%
                                                                        due 11/15/2013 (c)                    312,000         0.2
                                                          1,875,000     HM Publishing Corporation,
                                                                        11.50%** due 10/15/2013(c)            996,094         0.7
                                                            209,000     PEI Holdings, Inc., 11%
                                                                        due 3/15/2010                         242,440         0.2
                                                          1,000,000     PRIMEDIA Inc., 7.625%
                                                                        due 4/01/2008                         990,000         0.7
                                                            525,000     Warner Music Group, 7.375%
                                                                        due 4/15/2014 (c)                     506,625         0.3
                                                                                                         ------------------------
                                                                                                            3,047,159         2.1
                     ---------------------------------------------------------------------------------------------------------------
                     Energy--Other                        1,000,000     Star Gas Partners, LP, 10.25%
                                                                        due 2/15/2013                       1,070,000         0.7
                                                            793,000    +Trico Marine Services, Inc.,
                                                                        8.875% due 5/15/2012                  420,290         0.3
                                                                                                         ------------------------
                                                                                                            1,490,290         1.0
                     ---------------------------------------------------------------------------------------------------------------
                     Financial                              800,000     Crum & Forster Holdings Corp.,
                                                                        10.375% due 6/15/2013                 872,000         0.6
                                                            350,000     E*TRADE Financial Corp., 8%
                                                                        due 6/15/2011 (c)                     348,250         0.2
                                                                                                         ------------------------
                                                                                                            1,220,250         0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Food & Tobacco                       1,075,000     Commonwealth Brands, Inc.,
                                                                        10.625% due 9/01/2008 (c)           1,150,250         0.8
                                                            675,000     Doane Pet Care Company,
                                                                        10.75% due 3/01/2010                  712,125         0.5
                                                            800,000     Dole Food Company, Inc.,
                                                                        8.875% due 3/15/2011                  846,000         0.6
                                                            400,000     Mrs. Fields Famous Brands,
                                                                        LLC, 11.50% due 3/15/2011 (c)         384,000         0.3
                                                          1,225,000     Tabletop Holdings, Inc.,
                                                                        12.30%** due 05/15/2014 (c)           747,250         0.5
                                                                                                         ------------------------
                                                                                                            3,839,625         2.7
                     ---------------------------------------------------------------------------------------------------------------
                     Gaming                                 900,000     The Majestic Star Casino, LLC,
                                                                        9.50% due 10/15/2010                  904,500         0.6
                                                            250,000     Premier Entertainment Biloxi
                                                                        LLC, 10.75% due 2/01/2012 (c)         262,500         0.2
                                                            400,000     Resorts International
                                                                        Hotel/Casino, Inc., 11.50%
                                                                        due 3/15/2009                         452,000         0.3
                                                                                                         ------------------------
                                                                                                            1,619,000         1.1
                     ---------------------------------------------------------------------------------------------------------------
                     Health Care                            500,000     HealthSouth Corporation, Term
                                                                        A, due 1/16/2011                      508,750         0.3
                                                            575,000     Team Health, Inc., 9%
                                                                        due 4/01/2012 (c)                     552,000         0.4
                                                            375,000     Tenet Healthcare Corporation,
                                                                        9.875% due 7/01/2014 (c)              381,563         0.3
                                                            975,000     Triad Hospitals, Inc., 7%
                                                                        due 11/15/2013                        926,250         0.6
                                                            250,000     VWR International, Inc., 8%
                                                                        due 4/15/2014 (c)                     256,250         0.2
                                                                                                         ------------------------
                                                                                                            2,624,813         1.8
                     ---------------------------------------------------------------------------------------------------------------
                     Leisure                                534,000     HMH Properties, Inc., 7.875%
                                                                        due 8/01/2008                         547,350         0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Manufacturing                          225,000     Case New Holland Inc., 6% due
                                                                        6/01/2009 (c)                         209,250         0.1
                                                            250,000     Erico International
                                                                        Corporation, 8.875%
                                                                        due 3/01/2012 (c)                     255,000         0.2
                                                          1,000,000     Invensys PLC, 9.875%
                                                                        due 3/15/2011 (c)                     995,000         0.7
                                                            575,000     Mueller Group, Inc., 10%
                                                                        due 5/01/2012 (c)                     598,000         0.4
                                                          1,300,000     Superior Essex Communications
                                                                        LLC, 9% due 4/15/2012 (c)           1,241,500         0.9
                                                                                                         ------------------------
                                                                                                            3,298,750         2.3
                     ---------------------------------------------------------------------------------------------------------------
                     Metal--Other                        3,000,000     +Kaiser Aluminum & Chemical
                                                                        Corporation, 12.75%
                                                                        due 2/01/2003                         502,500         0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Packaging                              650,000     Graham Packaging Company,
                                                                        8.75% due 1/15/2008                   653,250         0.5
                                                                        Pliant Corporation:
                                                            775,000          11.125% due 9/01/2009            829,250         0.6
                                                            175,000          13% due 6/01/2010                156,625         0.1
                                                          1,520,000     Portola Packaging, Inc., 8.25%
                                                                        due 2/01/2012 (c)                   1,216,000         0.8
                                                            250,000     U.S. Can Corporation, 10.875%
                                                                        due 7/15/2010                         256,250         0.2
                                                                                                         ------------------------
                                                                                                            3,111,375         2.2
                     ---------------------------------------------------------------------------------------------------------------


12        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

North America                                                  Face                                          Value        Percent of
(concluded)          Industry*                               Amount     Fixed Income Investments       (in U.S. dollars)  Net Assets
====================================================================================================================================
United States        Paper                    US$         1,000,000     Georgia-Pacific Corporation,
(concluded)                                                             9.375% due 2/01/2013             $  1,145,000         0.8%
                     ---------------------------------------------------------------------------------------------------------------
                     Services                             1,100,000     Allied Waste North America,
                                                                        Inc., 7.375% due 4/15/2014 (c)      1,069,750         0.7
                                                            275,000     Buhrmann US Inc., 8.25%
                                                                        due 7/01/2014 (c)                     274,312         0.2
                                                          1,650,000     Protection One Alarm
                                                                        Monitoring, Inc., 8.125%
                                                                        due 1/15/2009                       1,122,000         0.8
                                                          1,125,000     United Rentals (North
                                                                        America), Inc., 7.75%
                                                                        due 11/15/2013 (c)                  1,063,125         0.7
                                                            250,000     Williams Scotsman, Inc., 10%
                                                                        due 8/15/2008                         272,500         0.2
                                                                                                         ------------------------
                                                                                                            3,801,687         2.6
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                   1,200,000     LCI International, Inc., 7.25%
                                                                        due 6/15/2007                       1,086,000         0.8
                                                            775,000     Qwest Capital Funding, Inc.,
                                                                        6.25% due 7/15/2005                   775,000         0.5
                                                                        Qwest Communications
                                                                        International Inc. (c):
                                                            500,000          7.25% due 2/15/2011              466,250         0.3
                                                            150,000          7.50% due 2/15/2014              135,375         0.1
                                                            300,000     Qwest Services Corp., 14%
                                                                        due 12/15/2010 (c)                    348,750         0.2
                                                            400,000     Terremark Worldwide, Inc.
                                                                        (Convertible), 9%
                                                                        due 6/15/2009 (c)                     400,000         0.3
                                                            750,000     Time Warner Telecom, Inc.,
                                                                        10.125% due 2/01/2011                 682,500         0.5
                                                                                                         ------------------------
                                                                                                            3,893,875         2.7
                     ---------------------------------------------------------------------------------------------------------------
                     Transportation                         250,000     Horizon Lines, LLC, 9%
                                                                        due 11/01/2012 (c)                    250,000         0.2
                                                            675,000     Laidlaw International, Inc.,
                                                                        10.75% due 6/15/2011                  736,594         0.5
                                                                                                         ------------------------
                                                                                                              986,594         0.7
                     ---------------------------------------------------------------------------------------------------------------
                     Utility                                225,000     The AES Corporation, 7.75%
                                                                        due 3/01/2014                         216,281         0.1
                                                            425,000     Calpine Generating Company
                                                                        LLC, 10.25% due 4/01/2011 (b)
                                                                        (c)                                   384,625         0.3
                                                                                                         ------------------------
                                                                                                              600,906         0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Wireless Communications                225,000     American Tower Escrow,
                                                                        14.887%** due 8/01/2008               164,250         0.1
                                                            475,000     Centennial Cellular Operating
                                                                        Co. LLC, 8.125% due 2/01/2014
                                                                        (c)                                   440,563         0.3
                                                            450,000     Centennial Communications
                                                                        Corp., 10.125% due 6/15/2013          464,625         0.4
                                                            450,000     SBA Communications
                                                                        Corporation, 10.25%
                                                                        due 2/01/2009                         461,250         0.3
                                                            375,000     SBA Telecommunications, Inc.,
                                                                        9.75%** due 12/15/2011                277,500         0.2
                                                                                                         ------------------------
                                                                                                            1,808,188         1.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in the United States               41,584,053        28.8
                     ===============================================================================================================
                                                                        Total Fixed Income Investments
                                                                        in North America                   46,307,552        32.1
                     ===============================================================================================================


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           13

[LOGO] Merrill Lynch Investment Managers

                                                               Face                                          Value        Percent of
Pacific Basin/Asia   Industry*                               Amount     Fixed Income Investments       (in U.S. dollars)  Net Assets
====================================================================================================================================
Australia            Government--Foreign      A$          4,360,000     Australian Government Bonds,
                                                                        8.75% due 8/15/2008              $  3,380,650       2.3%
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Australia                        3,380,650         2.3
====================================================================================================================================
China                Utility                  US$           500,000     AES China Generating Co. Ltd.,
                                                                        8.25% due 6/26/2010                   481,039         0.3
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in China                              481,039         0.3
====================================================================================================================================
Hong Kong            Financial                              250,000     PCCW-HKT Capital Limited, 8%
                                                                        due 11/15/2011                        279,885         0.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Hong Kong                          279,885         0.2
====================================================================================================================================
Indonesia            Finance                                250,000     Indosat Finance Company BV,
                                                                        7.75% due 11/05/2010                  238,826         0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Government--Foreign                    250,000     Republic of Indonesia, 6.75%
                                                                        due 3/10/2014                         216,681         0.1
                     ---------------------------------------------------------------------------------------------------------------
                     Paper                                1,000,000    +Indah Kiat Finance Mauritius
                                                                        Limited, 10% due 7/01/2007            520,000         0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                     875,000     Excelcomindo Finance Company
                                                                        BV, 8% due 1/27/2009 (c)              809,375         0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Indonesia                        1,784,882         1.2
====================================================================================================================================
New Zealand          Government--Foreign                               New Zealand Government Bonds:
                                              NZ$         2,000,000          8% due 11/15/2006              1,324,421         0.9
                                                          1,000,000          7% due 7/15/2009                 656,042         0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in New Zealand                      1,980,463         1.4
====================================================================================================================================
Philippines          Government--Foreign                                Republic of the Philippines:
                                              US$           500,000          8.875% due 4/15/2008             542,500         0.4
                                                            525,000          10.625% due 3/16/2025            543,375         0.4
                                                                                                         ------------------------
                                                                                                            1,085,875         0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Telecommunications                     700,000     Globe Telecom, Inc., 9.75%
                                                                        due 4/15/2012                         766,500         0.5
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in the Philippines                  1,852,375         1.3
====================================================================================================================================
South Korea          Energy--Other                         250,000      Hynix Semiconductor
                                                                        Manufacturing America Inc.,
                                                                        8.625% due 5/15/2007 (c)              240,546         0.2
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in South Korea                        240,546         0.2
====================================================================================================================================
Thailand             Finance/Banking                        500,000     KASIKORNBANK Public Co. Ltd.,
                                                                        8.25% due 8/21/2016                   526,818         0.4
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Fixed Income Investments
                                                                        in Thailand                           526,818         0.4
                     ===============================================================================================================
                                                                        Total Fixed Income Investments
                                                                        in the Pacific Basin/Asia          10,526,658         7.3
                     ===============================================================================================================
                                                                        Total Fixed Income Investments
                                                                        (Cost--$136,950,539)              133,915,654        92.9
                     ===============================================================================================================

                                                         Beneficial
North America                                              Interest     Other Interests (e)
====================================================================================================================================
United States        Airlines                             1,984,626     US Airways Group, Inc.--
                                                                        Certificate of Beneficial
                                                                        Interest                              575,542         0.4
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Other Interests
                                                                        Investments (Cost--$535,849)          575,542         0.4
                     ===============================================================================================================


14        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Schedule of Investments (concluded)

                                                                                                             Value        Percent of
                                                Beneficial Interest     Short-Term Securities          (in U.S. dollars)  Net Assets
                     ===============================================================================================================
                                               US$        5,680,040     Merrill Lynch Liquidity
                                                                        Series, LLC Cash Sweep Series
                                                                        I (a)                            $  5,680,040         3.9%
                     ---------------------------------------------------------------------------------------------------------------
                                                                        Total Short-Term Securities
                                                                        (Cost--$5,680,040)                  5,680,040         3.9
                     ===============================================================================================================
                     Total Investments (Cost--$146,644,961)                                               142,854,585        99.1

                     Other Assets Less Liabilities                                                          1,330,217         0.9
                                                                                                         ------------------------
                     Net Assets                                                                          $144,184,802       100.0%
                                                                                                         ========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Non-income producing security.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                       Net              Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                          $5,680,040           $2,929
      --------------------------------------------------------------------------

(b)   Floating rate note.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

      Forward foreign exchange contracts as of June 30, 2004 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                                   Settlement         Appreciation/
      Currency Purchased                           Date            Depreciation
      --------------------------------------------------------------------------
      BRL     2,988,000                          July 2004             $(30,421)
      CLP   317,250,000                          July 2004                5,644
      HUF   218,599,999                          July 2004               29,368
      IDR 9,055,000,000                          July 2004               (6,444)
      KRW   891,900,000                          July 2004                3,537
      MXN    11,406,500                          July 2004              (13,471)
      (Y) 1,090,712,500                     September 2004               39,812
      MXN        60,250                       October 2004                   31
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$15,251,567)                                    $ 28,056
                                                                       ========

      Financial futures contracts sold as of June 30, 2004 were as follows:

      --------------------------------------------------------------------------
      Number of                         Expiration       Face        Unrealized
      Contracts         Issue              Date          Value      Depreciation
      --------------------------------------------------------------------------
          70          Ten-Year          September
                 U.S. Treasury Note        2004       $7,569,179       $(83,790)
      --------------------------------------------------------------------------

      Swap contracts outstanding as of June 30, 2004 were as follows:

      --------------------------------------------------------------------------
                                                          Notional   Unrealized
                                                           Amount   Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on Federative
      Republic of Brazil Bond and receive a fixed rate of 7.3%

      Broker, UBS Warburg
      Expires June 2009                                  $1,000,000      $10,575
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           15

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of June 30, 2004
================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$140,964,921) .....................                      $ 137,174,545
                       Investments in affiliated securities, at value
                        (identified cost--$5,680,040) .......................                          5,680,040
                       Foreign cash (cost--$352,310) ........................                            346,969
                       Cash .................................................                             75,731
                       Cash on deposit for financial futures contracts ......                            149,929
                       Unrealized appreciation on forward foreign exchange
                        contracts ...........................................                             78,392
                       Unrealized appreciation on swaps .....................                             10,575
                       Receivables:
                          Interest (including $175 from affiliates) .........    $   2,779,927
                          Securities sold ...................................        1,076,226
                          Capital shares sold ...............................           33,378
                          Forward foreign exchange contracts ................           17,973
                          Swaps .............................................            2,433         3,909,937
                                                                                 -------------
                       Prepaid expenses and other assets ....................                             59,652
                                                                                                   -------------
                       Total assets .........................................                        147,485,770
                                                                                                   -------------
================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange
                        contracts ...........................................                             50,336
                       Payables:
                          Securities purchased ..............................        2,411,650
                          Dividends to shareholders .........................          233,563
                          Capital shares redeemed ...........................          213,414
                          Forward foreign exchange contracts ................          209,997
                          Other affiliates ..................................           47,121
                          Variation margin ..................................           44,559
                          Distributor .......................................           34,805
                          Investment adviser ................................            7,108         3,202,217
                                                                                 -------------
                       Accrued expenses and other liabilities ...............                             48,415
                                                                                                   -------------
                       Total liabilities ....................................                          3,300,968
                                                                                                   -------------
================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------
                       Net assets ...........................................                      $ 144,184,802
                                                                                                   =============
================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                        1,000,000,000 shares authorized .....................                      $   1,172,100
                       Class B Shares of Common Stock, $.10 par value,
                        1,000,000,000 shares authorized .....................                            396,106
                       Class C Shares of Common Stock, $.10 par value,
                        1,000,000,000 shares authorized .....................                            171,134
                       Class I Shares of Common Stock, $.10 par value,
                        1,000,000,000 shares authorized .....................                            738,747
                       Paid-in capital in excess of par .....................                        347,078,263
                       Undistributed investment income--net .................    $   3,460,087
                       Accumulated realized capital losses on investments and
                        foreign currency transactions--net ..................     (204,979,478)
                       Unrealized depreciation on investments and foreign
                        currency transactions--net ..........................       (3,852,157)
                                                                                 -------------
                       Total accumulated losses--net ........................                       (205,371,548)
                                                                                                   -------------
                       Net Assets ...........................................                      $ 144,184,802
                                                                                                   =============
================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $68,192,548 and
                        11,720,998 shares outstanding .......................                      $        5.82
                                                                                                   =============
                       Class B--Based on net assets of $23,041,682 and
                        3,961,063 shares outstanding ........................                      $        5.82
                                                                                                   =============
                       Class C--Based on net assets of $9,948,677 and
                        1,711,341 shares outstanding ........................                      $        5.81
                                                                                                   =============
                       Class I--Based on net assets of $43,001,895 and
                        7,387,465 shares outstanding ........................                      $        5.82
                                                                                                   =============

      See Notes to Financial Statements.


16        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Statement of Operations

For the Six Months Ended June 30, 2004
================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------
                       Interest (including $2,929 from affiliates) (net of
                        $14,165 foreign withholding tax) ....................                      $   5,546,626
                       Dividends ............................................                            111,388
                       Other income .........................................                             76,538
                                                                                                   -------------
                       Total income .........................................                          5,734,552
                                                                                                   -------------
================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $     453,984
                       Account maintenance and distribution fees--Class B ...           98,899
                       Account maintenance fees--Class A ....................           87,631
                       Transfer agent fees--Class A .........................           67,096
                       Accounting services ..................................           50,914
                       Transfer agent fees--Class I .........................           43,617
                       Professional fees ....................................           36,157
                       Account maintenance and distribution fees--Class C ...           34,823
                       Printing and shareholder reports .....................           32,174
                       Transfer agent fees--Class B .........................           28,639
                       Registration fees ....................................           26,718
                       Custodian fees .......................................           21,606
                       Transfer agent fees--Class C .........................            9,430
                       Pricing fees .........................................            9,037
                       Directors' fees and expenses .........................            8,367
                       Other ................................................           18,495
                                                                                 -------------
                       Total expenses .......................................                          1,027,587
                                                                                                   -------------
                       Investment income--net ...............................                          4,706,965
                                                                                                   -------------
================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
----------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net (including $120,138 in foreign
                           capital gain tax) ................................        1,169,166
                          Foreign currency transactions--net ................          412,239         1,581,405
                                                                                 -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..................................       (7,498,498)
                          Foreign currency transactions--net ................         (510,035)       (8,008,533)
                                                                                 -------------------------------
                       Total realized and unrealized loss on investments and
                        foreign currency transactions--net ..................                         (6,427,128)
                                                                                                   -------------
                       Net Decrease in Net Assets Resulting from Operations .                      $  (1,720,163)
                                                                                                   =============

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           17

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                  For the Six         For the
                                                                                  Months Ended       Year Ended
                                                                                    June 30,        December 31,
Increase (Decrease) in Net Assets:                                                    2004              2003
================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................    $   4,706,965     $  10,322,439
                       Realized gain on investments and foreign currency
                        transactions--net ...................................        1,581,405           519,513
                       Change in unrealized appreciation/depreciation on
                        investments and foreign currency transactions--net ..       (8,008,533)       31,976,788
                                                                                 -------------------------------
                       Net increase (decrease) in net assets resulting from
                        operations ..........................................       (1,720,163)       42,818,740
                                                                                 -------------------------------
================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...........................................       (2,256,047)       (4,378,434)
                          Class B ...........................................         (778,286)       (2,875,153)
                          Class C ...........................................         (255,947)         (306,034)
                          Class I ...........................................       (1,542,275)       (3,489,224)
                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ........................................       (4,832,555)      (11,048,845)
                                                                                 -------------------------------
================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from
                        capital share transactions ..........................       (7,956,639)       26,030,984
                                                                                 -------------------------------
================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ..............      (14,509,357)       57,800,879
                       Beginning of year ....................................      158,694,159       100,893,280
                                                                                 -------------------------------
                       End of year* .........................................    $ 144,184,802     $ 158,694,159
                                                                                 ===============================
                          * Undistributed investment income--net ............    $   3,460,087     $   3,585,677
                                                                                 ===============================

      See Notes to Financial Statements.


18        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Financial Highlights

                                                                                                Class A
                                                                  -----------------------------------------------------------------
The following per share data and ratios have been derived         For the Six                     For the Year Ended
from information provided in the financial statements.            Months Ended                       December 31,+
                                                                    June 30,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001         2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......  $   6.07      $   4.84      $   5.46      $   5.76     $   6.29
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................       .19++         .41++         .47++         .60          .58
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ........................      (.25)         1.26          (.65)         (.31)        (.53)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      (.06)         1.67          (.18)          .29          .05
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net       (.19)         (.44)         (.44)         (.59)        (.58)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of period ............  $   5.82      $   6.07      $   4.84      $   5.46     $   5.76
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........     (1.01%)@      35.82%        (3.08%)        5.16%         .77%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses      1.31%*        1.36%         1.48%         1.40%        1.18%
                                                                    ===============================================================
                       Expenses ..................................      1.31%*        1.47%         1.48%         1.40%        1.18%
                                                                    ===============================================================
                       Investment income--net ....................      6.25%*        7.40%         9.43%        10.56%        9.60%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..  $ 68,193      $ 70,595      $ 42,319      $ 12,394     $  7,291
                                                                    ===============================================================
                       Portfolio turnover ........................     36.32%       172.53%        69.77%        75.02%       74.56%
                                                                    ===============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           19

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class B
                                                                  -----------------------------------------------------------------
The following per share data and ratios have been derived         For the Six                     For the Year Ended
from information provided in the financial statements.            Months Ended                       December 31,
                                                                    June 30,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001         2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......  $   6.07      $   4.84      $   5.46      $   5.75     $   6.29
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................       .17+          .39+          .34+          .57          .55
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ........................      (.25)         1.25          (.55)         (.30)        (.54)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      (.08)         1.64          (.21)          .27          .01
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net       (.17)         (.41)         (.41)         (.56)        (.55)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of period ............  $   5.82      $   6.07      $   4.84      $   5.46     $   5.75
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........     (1.27%)@      35.10%        (3.60%)        4.79%         .07%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses      1.83%*        1.89%         1.99%         1.91%        1.71%
                                                                    ===============================================================
                       Expenses ..................................      1.83%*        2.00%         1.99%         1.91%        1.71%
                                                                    ===============================================================
                       Investment income--net ....................      5.72%*        7.11%         6.66%        10.00%        8.98%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..  $ 23,042      $ 31,443      $ 32,551      $ 93,422     $122,767
                                                                    ===============================================================
                       Portfolio turnover ........................     36.32%       172.53%        69.77%        75.02%       74.56%
                                                                    ===============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

                                                                                                Class C
                                                                  -----------------------------------------------------------------
The following per share data and ratios have been derived         For the Six                     For the Year Ended
from information provided in the financial statements.            Months Ended                       December 31,
                                                                    June 30,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001         2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......  $   6.07      $   4.84      $   5.45      $   5.75     $   6.28
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................       .17+          .38+          .37+          .57          .55
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ........................      (.26)         1.26          (.57)         (.31)        (.53)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      (.09)         1.64          (.20)          .26          .02
                                                                    ---------------------------------------------------------------
                       Less dividends from Investment income--net       (.17)         (.41)         (.41)         (.56)        (.55)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of period ............  $   5.81      $   6.07      $   4.84      $   5.45     $   5.75
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........     (1.45%)@      35.07%        (3.46%)        4.55%         .18%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses      1.90%*        1.92%         2.04%         1.96%        1.76%
                                                                    ===============================================================
                       Expenses ..................................      1.90%*        2.03%         2.04%         1.96%        1.76%
                                                                    ===============================================================
                       Investment income--net ....................      5.71%*        6.67%         7.42%         9.95%        8.95%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..  $  9,949      $  6,919      $  1,756      $  2,047     $  2,163
                                                                    ===============================================================
                       Portfolio turnover ........................     36.32%       172.53%        69.77%        75.02%       74.56%
                                                                    ===============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           21

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                Class I
                                                                  -----------------------------------------------------------------
The following per share data and ratios have been derived         For the Six                     For the Year Ended
from information provided in the financial statements.            Months Ended                       December 31,+
                                                                    June 30,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001         2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......  $   6.08      $   4.85      $   5.46      $   5.76     $   6.29
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................       .19++         .44++         .41++         .62          .60
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ........................      (.25)         1.24          (.57)         (.31)        (.53)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      (.06)         1.68          (.16)          .31          .07
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net       (.20)         (.45)         (.45)         (.61)        (.60)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of period ............  $   5.82      $   6.08      $   4.85      $   5.46     $   5.76
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........     (1.05%)@      36.10%        (2.65%)        5.43%        1.02%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses      1.05%*        1.10%         1.21%         1.13%         .93%
                                                                    ===============================================================
                       Expenses ..................................      1.05%*        1.21%         1.21%         1.13%         .93%
                                                                    ===============================================================
                       Investment income--net ....................      6.50%*        7.68%         8.16%        10.78%        9.77%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..  $ 43,002      $ 49,737      $ 24,267      $ 31,810     $ 36,629
                                                                    ===============================================================
                       Portfolio turnover ........................     36.32%       172.53%        69.77%        75.02%       74.56%
                                                                    ===============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


22        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           23

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least


24        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account         Distribution
                                               Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..................................          .25%                --
Class B ..................................          .25%               .50%
Class C ..................................          .25%               .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $ 4,025              $35,519
Class I ..............................              $   117              $   337
--------------------------------------------------------------------------------

For the six months ended June 30, 2004, MLPF&S received contingent deferred sales charges of $6,322 and $2,040 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,990 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           25

[LOGO] Merrill Lynch Investment Managers

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2004, the Fund reimbursed FAM $1,589 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $53,288,614 and $64,802,383, respectively.

Net realized gains (losses) for the six months ended June 30, 2004 and unrealized appreciation/depreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                    Realized       Appreciation/
                                                 Gains (Losses)    Depreciation
--------------------------------------------------------------------------------
Investments:
   Long-term ...............................      $ 1,241,714       $(3,790,376)
   Financial futures contracts .............           45,157           (83,790)
   Foreign capital gain tax ................         (120,138)               --
   Swaps ...................................            2,433            10,575
                                                  -----------------------------
Total investments ..........................        1,169,166        (3,863,591)
                                                  -----------------------------
Currency transactions:
   Foreign currency transactions ...........          624,519           (16,622)
   Forward foreign exchange
      contracts ............................         (212,280)           28,056
                                                  -----------------------------
Total currency transactions ................          412,239            11,434
                                                  -----------------------------
Total ......................................      $ 1,581,405       $(3,852,157)
                                                  =============================

As of June 30, 2004, net unrealized depreciation for federal income tax purposes aggregated $3,586,096, of which $4,805,047 related to appreciated securities and $8,391,143 related to depreciated securities. The aggregate cost of investments at June 30, 2004 for federal income tax purposes was $146,440,681.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(7,956,639) and $26,030,984 for the six months ended June 30, 2004 and for the year ended December 31, 2003, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended June 30, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           454,455       $  2,774,204
Automatic conversion of shares ...........           713,823          4,306,711
Shares issued to shareholders in
   reinvestment of dividends .............           168,080            999,588
                                                  -----------------------------
Total issued .............................         1,336,358          8,080,503
Shares redeemed ..........................        (1,241,087)        (7,418,687)
                                                  -----------------------------
Net increase .............................            95,271       $    661,816
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           942,438       $  5,188,321
Automatic conversion of shares ...........         3,266,932         17,938,587
Shares issued resulting from
   reorganization ........................           571,143          2,841,375
Shares issued to shareholders in
   reinvestment of dividends .............           379,966          2,079,238
                                                  -----------------------------
Total issued .............................         5,160,479         28,047,521
Shares redeemed ..........................        (2,269,898)       (12,373,875)
                                                  -----------------------------
Net increase .............................         2,890,581       $ 15,673,646
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended June 30, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           462,381       $  2,804,585
Shares issued to shareholders in
   reinvestment of dividends .............            47,987            285,485
                                                  -----------------------------
Total issued .............................           510,368          3,090,070
Automatic conversion of shares ...........          (713,823)        (4,306,711)
Shares redeemed ..........................        (1,014,211)        (6,100,889)
                                                  -----------------------------
Net decrease .............................        (1,217,666)      $ (7,317,530)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,020,950       $  5,572,542
Shares issued resulting from
   reorganization ........................         2,229,775         11,090,278
Shares issued to shareholders in
   reinvestment of dividends .............           199,230          1,076,383
                                                  -----------------------------
Total issued .............................         3,449,955         17,739,203
Automatic conversion of shares ...........        (3,268,937)       (17,938,587)
Shares redeemed ..........................        (1,722,811)        (9,379,732)
                                                  -----------------------------
Net decrease .............................        (1,541,793)      $ (9,579,116)
                                                  =============================


26        MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended June 30, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           671,511       $  4,055,905
Shares issued to shareholders in
   reinvestment of dividends .............            21,472            127,073
                                                  -----------------------------
Total issued .............................           692,983          4,182,978
Shares redeemed ..........................          (121,981)          (729,369)
                                                  -----------------------------
Net increase .............................           571,002       $  3,453,609
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           725,034       $  4,088,131
Shares issued resulting from
   reorganization ........................           310,243          1,542,263
Shares issued to shareholders in
   reinvestment of dividends .............            28,660            157,460
                                                  -----------------------------
Total issued .............................         1,063,937          5,787,854
Shares redeemed ..........................          (286,291)        (1,620,313)
                                                  -----------------------------
Net increase .............................           777,646       $  4,167,541
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended June 30, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           371,086       $  2,239,096
Shares issued to shareholders in
   reinvestment of dividends .............            83,730            498,618
                                                  -----------------------------
Total issued .............................           454,816          2,737,714
Shares redeemed ..........................        (1,254,085)        (7,492,248)
                                                  -----------------------------
Net decrease .............................          (799,269)      $ (4,754,534)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,630,390       $ 14,551,131
Shares issued resulting from
   reorganization ........................         3,148,015         15,668,563
Shares issued to shareholders in
   reinvestment of dividends .............           215,239          1,175,923
                                                  -----------------------------
Total issued .............................         5,993,644         31,395,617
Shares redeemed ..........................        (2,813,550)       (15,626,704)
                                                  -----------------------------
Net increase .............................         3,180,094       $ 15,768,913
                                                  =============================

Effective June 30, 2004, the Fund began charging a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. Capital Loss Carryforward:

On December 31, 2003, the Fund had a net capital loss carryforward of $206,409,636, of which $66,595,467 expires in 2006, $89,930,529 expires in 2007,
$20,097,078 expires in 2008, $7,574,253 expires in 2009, $17,836,357 expires in
2010 and $4,375,952 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

7. Commitments:

At June 30, 2004, the Fund had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $1,217,000.


          MERRILL LYNCH WORLD INCOME FUND, INC.       JUNE 30, 2004           27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10788 -- 6/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch World Income Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch World Income Fund, Inc.

        Date: August 13, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch World Income Fund, Inc.

        Date: August 13, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch World Income Fund, Inc.

        Date: August 13, 2004